UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

SILGAN HOLDINGS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-41459	06-1269834
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

601 Merritt 7
Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 975-7110

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7—Regulation FD

Item 7.01	Regulation FD Disclosure.

On October 19, 2026, Silgan Holdings Inc. (the “Company”) announced proposed transactions for its creation of a partnership with an investment vehicle affiliated with funds managed by AIP, LLC for the Company’s Metal Containers segment and food and beverage flat cap closures businesses and the partnership’s proposed acquisition of Trivium Packaging B.V., a Netherlands company (“Trivium”). Trivium is a global supplier of metal packaging for the world’s leading brands. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On October 19, 2026, the Company will give a presentation regarding such proposed transactions. A copy of the slides to be used in such presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information relating to the foregoing transactions required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Forward-Looking Statements

Statements included in this Current Report on Form 8-K which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934, as amended. Such forward looking statements are made based upon management’s expectations and beliefs concerning future events impacting the Company, including the Company’s proposed acquisition of Trivium, and therefore involve a number of uncertainties and risks, including, but not limited to, those described in the Company’s Annual Report on Form 10-K for 2025 and other filings with the Securities and Exchange Commission. Therefore, the actual results of the Company could differ materially from those expressed or implied in such forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 19, 2026

99.2	Investor Presentation Slides dated October 19, 2026

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Executive Vice President, General Counsel and Secretary

Date: October 19, 2026

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